Exhibit 99.1

Spirit AeroSystems Closes Private Offering of $1.2 Billion 7.500% Senior Secured Second Lien Notes Due 2025; Announces Effectiveness of Senior Secured Credit Facility Amendment; Terminates Delayed Draw Term Loan

WICHITA, Kan., April 17, 2020 – Spirit AeroSystems Holdings, Inc. [NYSE: SPR] (the “Company”) announced today the closing of the private offering of $1.2 billion aggregate principal amount of 7.500% Senior Secured Second Lien Notes due 2025 (the “Notes”) issued by Spirit AeroSystems, Inc. (“Spirit”), a wholly owned subsidiary of the Company. Spirit plans to use the net proceeds from the offering for general corporate purposes, including to repay all or a portion of its revolver.

The Notes are guaranteed by the Company and Spirit AeroSystems North Carolina, Inc., a wholly owned subsidiary of Spirit (collectively, the “Guarantors”), and secured by certain real property and personal property, including certain equity interests, owned by Spirit, as issuer, and the Guarantors. The Notes and guarantees are Spirit’s senior secured obligations and will rank equally in right of payment with all of its existing and future senior indebtedness, effectively junior to all of its existing and future first-priority lien indebtedness to the extent of the value of the collateral securing such indebtedness (including Spirit’s senior secured credit facility and its Senior Notes due 2026), effectively junior to any of its other existing and future indebtedness that is secured by assets that do not constitute collateral for the notes to the extent of the value of such assets, and senior in right of payment to any of its existing and future subordinated indebtedness.

Concurrent with the closing of the offering, the previously announced amendment to Spirit’s senior secured credit facility, dated as of April 13, 2020, became effective, permitting Spirit to complete the offering and providing covenant flexibility for future capital raises and market conditions. Additionally, as a result of the closing of the offering, the commitments under Spirit’s senior unsecured $375 million short term delayed draw term loan facility have been canceled in full and the facility has been terminated.

Spirit made the offer pursuant to an exemption under the Securities Act of 1933, as amended (the “Securities Act”). The initial purchasers of the Notes offered the Notes only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act or outside the United States to certain persons in reliance on Regulation S under the Securities Act. The Notes have not been and will not be registered under the Securities Act of 1933 or under any state securities laws. Therefore, the Notes may not be offered or sold within the United States to, or for the account or benefit of, any United States person unless the offer or sale would qualify for a registration exemption from the Securities Act and applicable state securities laws.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the Notes described in this press release, nor shall there be any sale of the Notes in any state or jurisdiction in which such an offer, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

On the web: www.spiritaero.com
On Twitter: @SpiritAero

About Spirit AeroSystems Inc.

Spirit AeroSystems designs and builds aerostructures for both commercial and defense customers. With headquarters in Wichita, Kansas, Spirit operates sites in the U.S., U.K., France and Malaysia. The company’s core products include fuselages, pylons, nacelles and wing components for the world’s premier aircraft. Spirit AeroSystems focuses on affordable, innovative composite and aluminum manufacturing solutions to support customers around the globe. More information is available at www.SpiritAero.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains “forward-looking statements” that may involve many risks and uncertainties. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “aim,” “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “goal,” “forecast,” “intend,” “may,” “might,” “objective,” “outlook,” “plan,” “predict,” “project,” “should,” “target,” “will,” “would,” and other similar words, or phrases, or the negative thereof, unless the context requires otherwise. These statements reflect management’s current views with respect to future events and are subject to risks and uncertainties, both known and unknown. Our actual results may vary materially from those anticipated in forward-looking statements. We caution investors not to place undue reliance on any forward-looking statements. Important factors that could cause actual results to differ materially from those reflected in such forward-looking statements and that should be considered in evaluating our outlook include, without limitation, the timing and conditions surrounding the return to service of the 737 MAX and any related impacts on our production rate; our reliance on Boeing for a significant portion of our revenues; our ability to execute our growth strategy, including our ability to timely complete and integrate our announced Asco and Bombardier acquisitions; our ability to accurately estimate and manage performance, cost, and revenue under our contracts; demand for our products and services and the effect of economic or geopolitical conditions in the industries and markets in which we operate in the U.S. and globally; the length of the Boeing production suspension affecting its Washington and South Carolina facilities; our ability to manage our liquidity, borrow additional funds or refinance debt; the impact of the COVID-19 pandemic on our business and operations, including on the demand for our and our customers’ products and services, on trade and transport restrictions, on the global aerospace supply chain, on our ability to retain the skilled work force necessary for production and development and generally on our ability to effectively manage the impacts of the COVID-19 pandemic on our business operations; and other factors disclosed in our filings with the Securities and Exchange Commission. These factors are not exhaustive and it is not possible for us to predict all factors that could cause actual results to differ materially from those reflected in our forward-looking statements. These factors speak only as of the date hereof, and new factors may emerge or changes to the foregoing factors may occur that could impact our business. Except to the extent required by law, we undertake no obligation to, and expressly disclaim any obligation to, publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.